UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2008

(Updating November 21, 2008 Event)

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 East Wacker Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:

(312) 565-5700

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On November 21, 2008, the Federal Home Loan Bank of Chicago (the "Bank") announced that William R. Dodds, Jr., Thomas L. Herlache and Richard K. McCord had been re-elected to the Bank's Board of Directors ("Board") as member directors and reported this information on the Bank's Form 8-K dated November 21, 2008. At the time of filing such Form 8-K, the committees of the Board to which these member directors would be named for 2009 had not yet been determined. The Bank is filing this Form 8-K/A to report Board committee assignments for these member directors, to announce the election of independent directors and committee assignments for the independent directors.

On December 23, 2008, the Federal Home Loan Bank of Chicago (the "Bank") announced that the directors listed below have been elected to its Board of Directors ("Board") as independent directors. There are two types of independent directors: "public interest" directors and "other independent" directors. "Public interest" directors must have more than four years experience representing consumer or community interests in services, credit needs, housing, or financial consumer protections. The "other independent" directors must have knowledge or experience in one or more of the following areas: auditing and accounting; derivatives; financial management; organizational management; project development; risk management practices; or law. The independent directors are:

Public Interest Directors

(1) Leo J. Ries, Executive Director, Local Initiatives Support Corporation, Milwaukee, Wisconsin, was elected to serve a six-year term on the Board beginning January 1, 2009 and ending December 31, 2014.

(2) Gregory A. White, President and Chief Executive Officer, LEARN Charter Schools, Chicago, Illinois, was elected to serve a five-year term on the Board beginning January 1, 2009 and ending December 31, 2013.

Other Independent Directors

(1) Diane M. Aigotti, Former Senior Vice President, Chief Risk Officer and Treasurer, Aon Corporation, Chicago, Illinois, was elected to serve a three-year term on the Board beginning January 1, 2009 and ending December 31, 2011.

(2) Edward P. Brady, President/Owner, Brady Homes and Brady Group, Bloomington, Illinois, was elected to serve a three-year term on the Board beginning January 1, 2009 and ending December 31, 2011.

(3) James D. Ericson, Retired Chairman and CEO, Northwestern Mutual Life, Milwaukee, Wisconsin, was elected to serve a five-year term on the Board beginning January 1, 2009 and ending December 31, 2013.

(4) Thomas M. Goldstein, Managing Director and Chief Financial Officer, Madison Dearborn Partners, Chicago, Illinois, was elected to serve a four-year term on the Board beginning January 1, 2009 and ending December 31, 2012.

(5) Deborah Jean Lucas, The Donald C. Clark/HSBC Professor in Consumer Finance, Kellogg School of Management, Northwestern University, Evanston, Illinois, was elected to serve a four-year term on the Board beginning January 1, 2009 and ending December 31, 2012.

The election took place in accordance with the rules governing the election of Federal Home Loan Bank member directors and independent directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related regulations of the Federal Housing Finance Agency ("FHFA").

Pursuant to the Bank Act and FHFA regulations, the Bank's member directors are required to be an officer or director of a member of the Bank. The Bank is a cooperative, and most of the Bank's business is conducted with its members. In the normal course of business, the Bank extends credit to members whose officers or directors may serve as member directors of the Bank on market terms that are no more favorable to them than the terms of comparable transactions with other members. For further discussion, see "Related Persons and Related Transactions" on page 92 of the Bank's 2007 Form 10-K.

Director Compensation

Directors serving on the Bank's Board for 2009 will receive compensation under the Bank's 2009 Board of Directors Compensation Policy. Under the policy, directors are entitled to compensation as follows:

(1) The Chairman of the Board will receive $60,000 per year for presiding at the meetings of the Board of Directors and the Executive & Governance Committee and for attending other committee meetings.

(2) The Vice Chairman will receive $55,000 per year for attending meetings of the Board and other committee meetings, as well as chairing meetings of the Board in the Chairman's absence.

(3) The Chairman of the Audit Committee will receive $55,000 per year for attending meetings of the Board and other committee meetings, as well as chairing meetings of the Audit Committee.

(4) The Chairmen of Board Committees other than the Audit Committee will each receive $50,000 per year for attending meetings of the Board and other committee meetings, as well as chairing meetings of their respective committees.

(5) Each director, other than those holding any of the positions listed above, will receive $45,000 per year for attending meetings of the Board and meetings of committees to which such director is appointed.

In addition, each director will be reimbursed for travel and other expenses incurred in connection with the performance of their official duties.

Board Committee Assignments

On December 19, 2008, the Board appointed the member and independent directors named above to serve on the following committees:

Diane M. Aigotti will serve on the Board's Audit Committee and Risk Management Committee.

Edward P. Brady will serve on the Board's Affordable Housing Committee and Government Relations Committee.

William R. Dodds, Jr. will serve on the Board's Executive and Governance Committee, Risk Management Committee, of which he is Chairman, and Audit Committee

James D. Ericson will serve on the Board's Personnel and Compensation Committee and Risk Management Committee.

Thomas M. Goldstein will serve on the Board's Executive and Governance Committee, Personnel and Compensation Committee, of which he is Vice Chairman, and Risk Management Committee.

Thomas L. Herlache will serve on the Board's Executive and Governance Committee, Audit Committee, of which he is Chairman, and Technology Committee.

Deborah J. Lucus will serve on the Board's Audit Committee and Risk Management Committee.

Richard K. McCord will serve on the Board's Executive and Governance Committee as an alternate member, Technology Committee, of which he is Chairman, and Audit Committee.

Leo J. Ries will serve on the Board's Affordable Housing Committee and Technology Committee.

Gregory A. White will serve on the Board's Affordable Housing Committee and Government Relations Committee.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank's letter to members dated December 22, 2008, and mailed to members on December 23, 2008, disclosing the votes cast for and names of the newly elected independent directors. Attached as Exhibit 99.2 is a copy of a press release, dated December 23, 2008, that publicly announces the results of the election for independent directors. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1 99.2	Letter to Members, dated December 22, 2008, from the Bank's General Counsel and Corporate Secretary Press release, dated December 23, 2008, announcing the election results

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: December 23, 2008	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary